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                                                                   EXHIBIT 10.12

                      AMENDMENT NO. 1 TO ALLIANCE AGREEMENT

     THIS AMENDMENT NO. 1 TO THE ALLIANCE AGREEMENT (this "Amendment"), effective as of December 1, 2000 (the "Effective Date"), is entered into between Cisco Systems, Inc., a California corporation ("Cisco"), and KPMG Consulting, LLC, a Delaware limited liability company ("KPMG"). For mutual consideration, the sufficiency of which is hereby acknowledged by the parties, the Alliance Agreement between the parties dated as of December 29, 1999 (the "Agreement") is hereby amended as set forth below.

1.   In Section 4.4 entitled "Facilities and Infrastructure", delete the third
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     sentence in its entirety and replace it with the following sentence:
     "Subject to Section 4.9, five of the Solution Centers will be staffed and operational not later than December 31, 2000; and the remaining Solution Center, which will be located in the Asia-Pacific region, will be staffed and operational not later than July 1, 2001.".

2.   Delete, in its entirety, Exhibit A entitled "Resource Allocation Schedule",
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     and replace such exhibit with the Revised Exhibit A attached to this
     Amendment. The parties agree that the attached, Revised Exhibit A to this Amendment, is an accurate representation of the mutually agreed upon, amended provisions of Exhibit A, including without limitation, a revised Resource Allocation Schedule which conforms to the requirements if Section
     4.1.1 of the Agreement. The Parties further agree that if the Parties fail to agree upon a calendar year 2001 global staffing plan ("CY01 Staffing Plan") by December 31, 2000, then this Section 2 of Amendment No. 1 shall not take effect.

3.   General. This Amendment shall be effective for all purposes as of the
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     Effective Date. The parties agree that all other provisions of the
     Agreement remain unchanged and continue in full force and effect. This Amendment shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law principles thereof. In the event of a conflict between the provisions of this Amendment and the Agreement, the provisions of this Amendment shall prevail.

     IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment effective as of the Effective Date.

                                       Cisco Systems, Inc.

                                       By     /s/ Simon Hayes
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                                       Name   Simon Hayes
                                            ---------------------------------

                                       Title  Director, Intergrator Alliances
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                                       Date   12/11/00
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                                       KPMG Consulting, LLC

                                       By     /s/ Deborah Eastman
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                                       Name   Deborah Eastman
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                                       Title  Senior Vice President
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                                       Date   12/11/00
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